Exhibit 10(v)

              Amendment to Employment Agreement of Alan R. Gruber
              ---------------------------------------------------

          THIS AMENDMENT ("Amendment"), dated as of January 1, 1997, amends the Employment Agreement, dated as of March 19, 1993 (the "Agreement"), between Orion Capital Corporation, a Delaware corporation (the "Company"), and Alan R. Gruber ("Executive");

                               W I T N E S S E T H:


          The Agreement is amended as set forth below.

          1. The penultimate sentence 1(b) of the Agreement is amended in its entirety to read as follows:

                     "Until December 31, 1998, Executive shall be an employee
                      of the Company and during that period the Company shall make available to Executive appropriate quarters and secretarial assistance at an office location of the Company reasonably satisfactory to Executive."

          2. Paragraph 7(a) of the Agreement is renumbered to 7(a)(i) and a new paragraph 7(a)(ii) is added to the Agreement to read, in its entirety, as follows:

                     "In addition to the compensation to be paid to Executive
                      pursuant to 7(a)(i) above, during the period from January 1, 1997 to December 31, 1997, the Company shall pay to Executive an





















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                         amount of $100,000, payable in semi-monthly
                         installments, as a fee for his special services as Chairman of the Investment Committee of the Company's Board of Directors."

          3. Except as expressly amended hereby, the Agreement shall continue in full force and effect.

               IN WITNESS WHEREOF, the parties have executed this Amendment as of the date hereinabove set forth.



                                               ORION CAPITAL CORPORATION

                                               By:/s/ Michael Pl Maloney
                                               --------------------------
                                                   Michael P.Maloney
                                                   Senior Vice President


                                               EXECUTIVE

                                               /s/ Alan R. Gruber
                                               -------------------------
                                                   Alan R. Gruber


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